Goodwill	12 Months Ended
Dec. 31, 2022
Goodwill
Goodwill

Note 8: Goodwill

The following table provides a reconciliation of goodwill and accumulated goodwill impairment losses as of:

Balance at December 3, 2021(1)
Goodwill	$1,278,453
Accumulated goodwill impairment losses	—
1,278,453
Acquisitions	31,297
Balance at December 31, 2021
Goodwill	1,309,750
Accumulated goodwill impairment losses	—
1,309,750
Acquisitions	5,202
Impairment losses	(1,314,952)
Balance at December 31, 2022
Goodwill	1,314,952
Accumulated goodwill impairment losses	(1,314,952)
$—
(1)	Represents the opening balance of goodwill due to the Business Combinations (Note 5)

In the second quarter of 2022, the Company identified indicators of impairment related to goodwill due to a significant deterioration in the overall market and a sustained decrease in the price of the Company’s Class A common stock. As a result, the Company performed an interim assessment for impairment as of June 30, 2022 and noted that the Company’s share price (i) was significantly lower than its opening price on December 2, 2021, (ii) had not surpassed its opening price since December 15, 2021, and (iii) had steadily declined through the end of the second quarter of 2022, which did not follow the overall rebound pattern in the healthcare industry. Management concluded that, given the macroeconomic and financial market conditions, industry-specific considerations, the decline in the Company’s performance as a result of higher than expected medical expenses due to the COVID-19 pandemic, and the sustained decrease in share price, it was more likely than not that the Company’s fair value was less than its carrying amount at June 30, 2022. Accordingly, management performed the two-step impairment test by estimating the Company’s fair value using a weighted combination of (i) discounted cash flows, using Level 3 inputs such as revenue, profit margin, and discount rate and (ii) market-based approach, using Level 3 inputs such as comparable companies’ market multiples. Based on management’s comparison of the Company’s weighted estimated fair value to its carrying amount, an $851.5 million goodwill impairment charge was recorded for the three-month period ended June 30, 2022.

In the fourth quarter of 2022, the Company identified indicators of impairment related to goodwill due to the Company’s overall financial performance and a sustained decrease in the price of the Company’s Class A common stock. As a result, the Company performed an assessment for impairment as of December 31, 2022 and noted that the Company’s share price closed at its lowest price in its trading history and had steadily declined through the end of December 2022, which was not consistent or was significantly worse when compared to the performance of its peers and the healthcare industry as a whole. Management concluded that, given the decline in the Company’s performance and the sustained decrease in its share price, it was more likely than not that the Company’s fair value was less than its carrying amount at December 31, 2022. Accordingly, management performed the two-step impairment test by estimating the Company’s fair value using a weighted combination of (i) discounted cash flows, using Level 3 inputs such as revenue, profit margin, and discount rate; and (ii) market-based approach, using Level 3 inputs such as comparable companies’ market multiples. Based on management’s comparison of the Company’s weighted estimated fair value to its carrying amount, a $463.5 million goodwill impairment charge was recorded for the three-month period ended December 31, 2022.

Based on the Company’s qualitative analyses, no goodwill impairment charges were recorded in the Successor Period of 2021 or the Predecessor Period of 2021.